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2010 April 21
MANPOWER INC.
2010 1st Quarter Results
Exhibit 99.2

 This presentation includes forward-looking
 statements, including earnings projections
 which are subject to risks and uncertainties.
 Actual results might differ materially from
 those projected in the forward-looking
 statements. Additional information concerning
 factors that could cause actual results to
 materially differ from those in the forward-
 looking statements is contained in the
 Company’s Annual Report on Form 10-K
 dated December 31, 2009, which information
 is incorporated herein by reference, and such
 other factors as may be described from time
 to time in the Company’s SEC filings.
Forward-Looking Statement

 N/A
 N/A
13%
5% CC
80 bps
Operating Profit $33M
OP Margin 0.8%
Revenue $4.1B
Gross Margin 17.1%
EPS $.04
120 bps
N/A
N/A
Q1 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
(1) 2009 results include non-recurring items, including reorganization charges, totaling a net benefit of $6M before income taxes.
(1)
Consolidated Financial Highlights

19%
18%
17%
16%
15%
18.3%
+ 0.3%
- 0.8%
- 0.7%
17.1%
2009
France Reclassification of Business Tax
Outplacement
Temporary Staffing
2010

Manpower

Consolidated Gross Margin Change

20% CC
Q1 Financial Highlights
24%
OUP Margin
0.2%
180 bps
Revenue
$737M
OUP
$1M
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(1) Included in these amounts is the US, which had revenue of $442M (+18%) and OUP loss of $8M.
(1)
N/A
N/A
(2) 2009 includes reorganization charges totaling $0.9M.
(2)
Americas Segment
(18% of Revenue)

US
18%
18%
Mexico
50%
33%
Argentina
-1%
7%
Other
48%
26%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
60%
14%
9%
 17%
Americas - Q1 Revenue Growth YoY

7

France Segment
(27% of Revenue)
Q1 Financial Highlights
OUP Margin
0.0%
Revenue
$1.1B
OUP
$0M
16%
9% CC
10 bps
84%
70% CC
(1)
(1) 2009 includes non-recurring items, including reorganization charges, totaling a net benefit of $3.2M.
(1)
(1)

(1) Included in these amounts is Italy, which had revenue of $234M (+6% in USD, 0% in CC) and OUP of
 $7M (+386% in USD, +363% in CC).
(2) 2009 includes non-recurring items, including reorganization charges, totaling a net benefit of $1.7M.
Q1 Financial Highlights
OUP Margin
1.5%
Revenue
$1.6B
OUP
$24M
9%
0% CC
160 bps
N/A
N/A
(1)
(2)
EMEA Segment
(39% of Revenue)

Italy
Nordics
Elan
UK - Manpower
Germany
Netherlands
Belgium
Other
6%
0%
4%
-10%
-5%
-13%
9%
1%
12%
6%
-4%
-10%
5%
-1%
34%
21%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
15%
14%
13%
11%
10%
5%
 23%
9%
EMEA - Q1 Revenue Growth YoY

Q1 Financial Highlights
OUP Margin
2.5%
Revenue
$497M
OUP
$13M
17%
5% CC
30 bps
4%
9% CC
(1)
(1)
(1)
(1) 2009 includes non-recurring items, including reorganization charges, totaling a net benefit of $3.9M.
Asia Pacific Segment
(12% of Revenue)

Japan
-6%
-9%
Australia/NZ
87%
38%
Other
40%
29%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
52%
25%
23%
Asia Pacific - Q1 Revenue Growth YoY

57%
58% CC
Q1 Financial Highlights
OUP Margin
12.1%
Revenue
$103M
OUP
$13M
24%
28% CC
930 bps
Right Management Segment
(3% of Revenue)

Jefferson Wells Segment
(1% of Revenue)
Q1 Financial Highlights
OUP Margin
- 11.7%
Revenue
$41M
OUP
$(5M)
250 bps
23%
N/A
(1)
(1) 2009 includes reorganization charges totaling $0.9M.

Financial Highlights

Three Months Ended March 31, 2010		
	Amounts before Reclassification	Reclassification	Amounts as Reported
Revenues from services	4,099.3	-	4,099.3
Cost of services	3,411.5	(13.7)	3,397.8
Gross profit	687.8	13.7	701.5
Gross profit margin	*16.8%*		*17.1%*
Selling and administrative expenses	668.9		668.9
Operating profit	18.9	13.7	32.6
Interest and other expense	12.9		12.9
Earnings before income taxes	6.0	13.7	19.7
Provision for income taxes	3.2	13.7	16.9
Effective Tax Rate	*51.7%*		*85.5%*
Net earnings	2.8	-	2.8

Manpower

Results of Operations - Business Tax
Reclassification
(in millions of USD)

Three Months Ended March 31	
	2010	2009
Operating Unit Profit (Loss):		
Americas:		
United States	(8.4)	(14.5)
Other Americas	9.6	4.8
	1.2	(9.7)
France	0.2	1.0
EMEA:		
Italy	6.8	1.4
Other EMEA	16.8	(3.4)
	23.6	(2.0)
Asia Pacific	12.5	12.1
Right Management	12.5	29.1
Jefferson Wells	(4.7)	(7.5)
	45.3	23.0
Corporate expenses	(26.4)	(21.6)
Reclassification of French business tax	**13.7**	-
Operating profit	32.6	1.4
Interest and other expenses	(12.9)	(11.9)
Earnings (loss) before income taxes	19.7	(10.5)

Manpower

Reclass of French
Business Tax to
Provision for
Income Taxes
Segment Operating Unit Results
(in millions of USD)

Other
5
Change in Cash
(71)
127
7
2010
2009
Cash from Operations
(43)
250
Capital Expenditures
(8)
(9)
 Free Cash Flow
(51)
241
Share Repurchases
-
-
Change in Debt
-
(56)
($ in millions)
Effect of Exchange Rate Changes
(26)
(54)
Acquisitions of Businesses,
 net of cash acquired
(11)
1
Cash Flow Summary - Q1

Balance Sheet Highlights

1,000
800
600
400
200
0
-200
-400
823
915
953
757
718
135
377
79
-257
-226
2006
2007
2008
2009
Q1 2010
Total Debt
Net Debt

Total Capitalization

30%
20%
10%
0%
25%
26%
28%
23%
22%
2006
2007
2008
2009
Q1 2010

Manpower

Total Debt
($ in millions)
Total Debt to

(b)
(b)
(a)
(a)
This $400M agreement requires, as of March 31, that we comply with a Debt-to-EBITDA ratio of less than 5.75 to 1 and a fixed charge coverage ratio of greater than 1.25 to 1. As defined in the agreement, we had a Debt-to-EBITDA ratio of 3.00 and a fixed charge coverage ratio of 1.63 as of March 31, 2010.
As of March 31, there were $6.0M of standby letters of credit issued under the agreement.
Interest
Rate
Maturity
Date
Total
Outstanding
Remaining
Available
Euro Notes:
- Euro 200M
4.86%
June 2013

-
- Euro 300M
4.58%
June 2012
405
-
Revolving Credit Agreement
2.80%
Nov 2012
-
394

Uncommitted lines and Other
Various
Various
44
Total Debt

Credit Facilities as of March 31, 2010
($ in millions)

Closing date:
April 5, 2010
Consideration:
Cash
$192M
Stock
188M
(3.2M shares @ $58.94  per share)
Debt Retired
47M
$427M
(1)
(1) Represents the closing stock price on April 5, which is higher than the average stock price of $57.98 used to determine the conversion ratio for the tender offer.
Comsys Acquisition Summary

Revenue
Americas
Up 54-56%
France
Up 13-15%
(Up 14-16% CC)
Up 16-18%
Asia Pacific
(Up 9-11% CC)
Jefferson Wells
Right Management
 Down 27-29%
(Down 29-31% CC)
 Up 17-19%
(Up 16-18% CC)
Total
Gross Profit Margin
17.5-17.7%
Operating Profit Margin
1.1-1.3%
Tax Rate
63%
EPS
$0.14-$0.22 ($0.24-$0.32 before Comsys)
 Down 11-13%
EMEA
(Up 10-12% CC)
Up 11-13%
(Up 52-54% CC)
Second Quarter Outlook

Questions?
Answers
April 21, 2010
Manpower Inc.
2010 1st Quarter Results